September 28, 2000


Delta Petroleum Corporation
555 17th Street, Suite 3310
Denver, Colorado 80202
Attn: Roger A. Parker, President

Re:   Loan  in  the amount of $1,485,485.00  made  to  Delta
Petroleum Corporation by Hexagon Investments, LLC

Dear Roger:

     The purpose of this letter agreement ("Letter Agreement") is to confirm that, subject to the terms and conditions herein set forth, Hexagon Investments, LLC, a Colorado limited liability company ("Lender"), agrees to make the below-referenced loan to Delta Petroleum Corporation, a Colorado corporation ("Borrower").

     SECTION 1.  LOAN

     1.1 Loan. Borrower desires to receive a loan from Lender in the amount of ONE MILLION FOUR HUNDRED EIGHTY FIVE THOUSAND FOUR HUNDRED EIGHTY FIVE and No/100 Dollars ($1,485,485.00) (the "Loan") for the purpose of purchasing certain interests in oil and gas properties identified as the "Interests" in that certain Conveyance, Assignment and Bill of Sale dated ______________, 2000 by and among Castle Offshore, L.L.C., a Louisiana limited liability company, BWAB Limited Liability Company, a Colorado limited liability company and Delta Petroleum Corporation, a copy of which is attached hereto as more particularly described on Exhibit A attached hereto and by this reference incorporated herein (the "Interests").

     SECTION 2.  COMMITMENT

     2.1 Note. The Loan shall be evidenced by a Promissory Note (the "Note") from Borrower, in a form prepared by Lender, executed and delivered simultaneously with the execution of this Letter Agreement, in the amount of $1,485,485.00, payable to Lender upon the terms and conditions contained therein which shall include, but not be limited to, the following:

          (a)   Interest  Rate.   Interest shall  accrue  on  the
unpaid principal balance of the Loan at a rate per annum equal to
fifteen  percent  (15%).   Interest  shall  accrue  and  compound
monthly on the outstanding principal balance of the Note.

          (b)   Accrual of Interest.  Unless the due date of  the
Note is accelerated upon the occurrence of an Event of Default (as hereinafter defined), no payment of principal or interest shall be due hereunder until the Maturity Date (as hereinafter defined), when the outstanding principal balance of this Note, together with all accrued interest thereon and any other sums due under the Note, shall be immediately due and payable.

          (c)    Maturity  Date.   The  entire  unpaid  principal
balance, all accrued and unpaid interest and all other amounts payable under the Note shall be due and payable in full October
30, 2000 (the "Maturity Date").

          (d) Distributions to be Applied. Notwithstanding anything above to the contrary, any and all distributions and from or related to the Interests which would otherwise be payable or credited to Borrower shall be paid and credited to Lender as payment on the Note.

     SECTION 3.  LOAN FEES

     3.1 Origination Fee. The parties acknowledge and agree that an origination fee (the "Origination Fee") of $21,953.00 has been included in the face amount of the note, and same shall be payable, with interest, on the Maturity Date. The Origination
Fee has been earned and shall be non-refundable under any circumstances.

     SECTION 4.  SECURITY

     4.1 Security. Borrower shall cause the Loan and Borrower obligation's under this Letter Agreement to be secured by a security interest, mortgage or other right satisfactory to Lender in and to the Interests.

     4.2 Personal Guarantee. Borrower's directors, officers and/or significant shareholders, Roger A. Parker and Aleron H. Larson, Jr., shall cause to be executed contemporaneously herewith an agreement personally guaranteeing the Loan (the "Guaranty Agreement").

     4.3 Security Documents. All of the documents required by Lender to grant and perfect the guarantees, liens and security interests required herein shall be in a form satisfactory to Lender and may be referred to herein as the "Security Documents." Borrower agrees to execute such additional Security Documents as Lender may request, from time to tome, to evidence, create and/or perfect Lender's security interest in the Interests.

     SECTION 5.  CONDITIONS PRECEDENT

     5.1 The obligation of Lender to make the Loan is subject to the following express conditions precedent, all of which, unless otherwise provided below, shall have been satisfied prior to the granting of the Loan:

          (a) Loan Documents. Borrower shall have executed (or obtained the execution or issuing of) and delivered to Lender this Letter Agreement together with the following documents (collectively the "Loan Documents"), all in form satisfactory to
Lender:

               (i)  The Note;

               (ii) The Security Documents; and

               (iii)     The Guaranty Agreement.

          (b)  Intentionally Omitted.

          (c) Other Conditions. Unless waived by Lender, in writing, Borrower, at its expense, shall have obtained and delivered to Lender the following items, all of which shall be in form and content satisfactory to Lender and shall be subject to approval in writing by Lender:

               (i) As to Borrower: (1) a copy of the organizational documents for that entity, (2) evidence of the proper formation and good standing of that entity in the state of its organization, and (3) evidence of qualification or registration of that entity in the State of Colorado and all other states determined by Lender.

               (ii) All minutes, resolutions and/or consents authorizing Borrower to enter into and perform under the Loan.

               (iii)  A   certified  copy  of  the  Purchase Agreement
affecting the Interests.

          (d) Representations True. All representations and warranties by Borrower set forth in the Loan Documents shall remain true and correct and all agreements that Borrower is to have performed or complied with by the date hereof shall have been performed or complied with.

          (e) No Event of Default. No Event of Default exists, and no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute an Event of Default.

     SECTION 6.  REPRESENTATIONS AND WARRANTIES

     6.1  Borrower represents and warrants to Lender as follows:

          (a)    Recitals  and  Statements.   The  recitals   and
statements of intent appearing in this Letter Agreement are true and correct.

          (b) Organization and Good Standing. Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization and is, to the extent required by law, qualified to do business and is in good standing in the State of Colorado and in each state in which it is doing business.

          (c) Power. Borrower has full power and authority to own its properties and assets and to carry on its business as now being conducted. The execution, delivery and performance of the Loan Documents have been duly authorized by all requisite action on the part of Borrower.

          (d) Authority. Borrower is fully authorized and permitted to enter into the Loan Documents, to execute any and all documentation required therein, to borrow the amounts contemplated herein upon the terms set forth herein and to perform the terms of the Loan Documents, none of which conflicts with any provision of any law, rule or regulation applicable to Borrower. The Loan Documents are the valid and binding legal obligations of Borrower, and each is enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to the rights of creditors generally and general principles of equity.

          (e) Enforceable Liens. The liens, security interests and assignments created by the Security Documents will, when granted and recorded or filed, be valid, effective, properly perfected and enforceable first liens, security interests and assignments.

          (f) No Other Liens. The Interests are free and clear of any interests, liens or encumbrances other than the security interests required pursuant to the terms hereof.

          (g) No Breach. The execution, delivery and performance by Borrower of the Loan Documents will not result in any breach of the terms, conditions or provisions of, or constitute a default under, any agreement or instrument under which Borrower is a party or is obligated. Borrower is not in default in the performance or observance of any covenants, conditions or provisions of any such agreement or instrument.

          (h) No Actions. No actions, suits or proceedings are pending or threatened against Borrower that might materially and adversely affect the repayment of the Loan, the performance by Borrower under the Loan Documents or the financial condition, business or operations of Borrower.

          (i) Affirmation of Representations and Warranties. All representations and warranties made herein shall survive the execution of this Letter Agreement, and the execution and delivery of all other documents and instruments in connection with the Loan, until the Loan and all indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged.

     SECTION 7.  AFFIRMATIVE COVENANTS

     7.1 Until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged:

          (a) Compliance with Loan Documents. Borrower shall make all payments of interest and principal on the Loan and shall keep and comply with all terms, conditions and provisions of the Loan Documents.

          (b) Subsequent Actions. Borrower shall immediately inform Lender of any actions, suits or proceedings involving Borrower that could materially and adversely affect the repayment of the Loan, the performance by Borrower under the Loan Documents, or the financial condition, business or operations of Borrower.

          (c) Further Assurances. Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require in connection with the Loan.

          (d) Borrower Notices. Borrower shall promptly give notice in writing to Lender of (i) the occurrence of any Event of Default, (ii) any change in the name of Borrower, and in the case of a reorganization, any change in name, identity or corporate structure, or (iii) any uninsured or partially insured loss through fire, theft, liability or property damage.

     SECTION 8.  NEGATIVE COVENANTS

     8.1 Until the Loan and all other indebtedness hereunder have been paid in full and all of Borrower's obligations hereunder have been fully discharged, Borrower shall not, without receiving the prior written consent of Lender:

          (a)    Dissolution   or   Liquidation.    Dissolve   or
liquidate, or merge or consolidate with or into any other entity, or turn over the management or operation of its property, assets or business to any other person, firm or corporation.

          (b) Due on Sale or Encumbrance. Assign, transfer or convey any of its right, title and interest in any property whether real or personal encumbered by the Security Documents; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any property encumbered by the Security Documents; or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any other property or assets which it now owns or hereafter acquires except in consideration of the contemporaneous receipt by it of benefits equal or greater in value to the lien created.

     SECTION 9.  WAIVER

     9.1 Waiver. Borrower waives presentment, demand, protest and notices of protest, nonpayment, partial payment and all other notices and formalities except as expressly called for in this Letter Agreement. Borrower consents to and waives notice of:
(i) the granting of indulgences or extensions of time of payment,
(ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Lender may deem advisable.

     9.2 Delay or Omission. No delay or omission by Lender in exercising any right, power or remedy hereunder, and no indulgence given to Borrower, with respect to any term, condition or provision set forth herein, shall impair any right, power or remedy of Lender under this Letter Agreement, or be construed as a waiver by Lender of, or acquiescence in, any Event of Default. Likewise, no such delay, omission or indulgence by Lender shall be construed as a variation or waiver of any of the terms, conditions or provisions of this Letter Agreement. Any actual waiver by Lender of any Event of Default shall not be a waiver of any other prior or subsequent Event of Default or of the same Event of Default after notice to Borrower demanding strict performance.

     SECTION 10.  DEFAULT

     10.1  Event  of  Default.   The occurrence  of  any  of  the
following events or conditions shall constitute an "Event of Default" under this Letter Agreement:

          (a) Any failure to pay any principal or interest under the Note when the same shall become due and payable and such failure continues for five (5) days thereafter, or the failure to pay any other sum due under the Note, this Letter Agreement or any Security Document when the same shall become due and payable and such failure continues for ten (10) days after notice thereof to Borrower. No notice, however, shall be required after maturity of the Note.

          (b) Any failure or neglect to perform or observe any of the covenants, conditions or provisions of this Letter Agreement, the Note, any Security Document or any other document or instrument executed or delivered in connection with the Loan (other than a failure or neglect described in one or more of the other provisions of this Paragraph 10.1) and such failure or neglect either cannot be remedied or, if it can be remedied, it continues unremedied for a period of thirty (30) days after notice thereof to Borrower. Notwithstanding the foregoing, in the case of an Event of Default under this subparagraph 10.1(b), if such Event of Default cannot be remedied within 30 days, Borrower shall have an additional thirty (30) days to remedy such Event of Default provided that Borrower commences its cure within the first thirty (30) day period and diligently prosecutes such cure. In no event shall Borrower have more than the sixty (60) days allowed under this subparagraph 10.1(b) to effectuate a cure of an Event of Default hereunder unless Lender agrees to extend such period of time, which extension may be granted or denied in Lender's sole discretion. Notwithstanding anything herein to the contrary, Borrower agrees that Borrower's failure to comply with the provisions of Section 8.1(b) is a failure that cannot be remedied by Borrower and Borrower shall not be entitled to any opportunity to cure such failure.

          (c) Any warranty, representation or statement contained in this Letter Agreement, in the Note or in any Security Document or any other document or instrument executed or delivered in connection with the Loan, or made or furnished to Lender by or on behalf of Borrower, that shall be or shall prove to have been false when made or furnished.

          (d) The filing by Borrower (or against Borrower to which Borrower acquiesces or that is not dismissed within sixty
(60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect; the entry of an order for relief under such laws with respect to Borrower or such guarantor; or the appointment of a receiver, trustee, custodian or conservator of all or any part of the assets of Borrower or such guarantor.

          (e) The insolvency of Borrower; or the execution by Borrower of an assignment for the benefit of creditors; or the convening by Borrower of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts; or the failure of Borrower to pay its debts as they mature; or if Borrower is generally not paying its debts as they mature.

          (f) The admission in writing by Borrower that it is unable to pay its debts as they mature or that it is generally not paying its debts as they mature.

          (g) The liquidation, termination or dissolution of Borrower.

          (h) Any levy or execution upon, or judicial seizure of, any portion of any collateral or security for the Loan.

          (i) Any attachment or garnishment of, or the existence or filing of any lien or encumbrance against any portion of any collateral or security for the Loan, that is not removed or released within thirty (30) days after its creation or is not released within sixty (60) days of its creation if Borrower is diligently contesting such lien or encumbrance in good faith and has provided Lender with security therefor acceptable to Lender in its sole discretion.

          (j) The institution of any legal action or proceedings to enforce any lien or encumbrance upon any portion of any collateral or security for the Loan, that is not dismissed within thirty (30) days after its institution, or is not released within sixty (60) days of its institution if Borrower is diligently contesting such action in good faith and has provided Lender with security therefor acceptable to Lender in its sole discretion; provided, however, that if such legal action or proceedings could not result in an award, judgment or decision requiring an action by the Borrower other than the payment of funds, no Event of Default shall be deemed to occur or be continuing upon Borrower establishing an escrow account in an amount equal to or greater than any such threatened award, judgment or decision.

          (k) The occurrence of any event of default under the Loan Documents and the expiration of any applicable notice and cure period.

          (l) The occurrence of any adverse change in the financial condition of Borrower that Lender, in its reasonable discretion, deems material, or if Lender in good faith shall believe that the prospect of payment or performance of the Loan is impaired.

     10.2 Remedies. Upon the occurrence of any Event of Default and at any time while such Event of Default is continuing, Lender may do one or more of the following:

          (a) Declare the Loan and all other indebtedness of Borrower hereunder immediately due and payable, without notice or demand;

          (b) Proceed to protect and enforce its rights and remedies under this Letter Agreement, the Note, and all Security
Documents, including, without limitation, the Guaranty Agreement;

          (c) Avail itself of any other relief to which Lender may be legally or equitably entitled.

     10.3 Enforcement Costs. Borrower shall pay all costs and expenses, including without limitation costs of title searches and title policy commitments, Uniform Commercial Code searches, court costs and reasonable in-house and outside attorneys' fees, incurred by Lender in enforcing payment and performance of the Loan and the other indebtedness and obligations of Borrower hereunder or in exercising the rights and remedies of Lender hereunder. All such costs and expenses shall be secured by all Security Documents. In the event of any court proceedings, court costs and attorneys' fees shall be set by the court and not by jury and shall be included in any judgment obtained by Lender.

     SECTION 11.  ACTION UPON AGREEMENT

     11.1 No Third Party Beneficiaries. This Letter Agreement is made for the sole protection and benefit of the parties hereto and no other person or organization shall have any right of action hereon.

     11.2 Integration. This Letter Agreement embodies the entire Letter Agreement of the parties with regard to the subject matter hereof. There are no representations, promises, warranties, understandings or agreements expressed or implied, oral or otherwise, in relation thereto, except those expressly referred to or set forth herein. Borrower acknowledges that the execution and delivery of this Letter Agreement is its free and voluntary act and deed, and that said execution and delivery have not been induced by, nor done in reliance upon, any representations, promises, warranties, understandings or agreements made by Lender, its agents, officers, employees or representatives.

     11.3 Modifications. No promise, representation, warranty or agreement made subsequent to the execution and delivery of this Letter Agreement by either party hereto, and no revocation, partial or otherwise, or change, amendment or addition to, or alteration or modification of, this Letter Agreement shall be valid unless the same shall be in writing signed by all parties hereto.

     11.4 No Joint Venture. Lender and Borrower each have separate and independent rights and obligations under this Letter Agreement. Nothing contained herein shall be construed as creating, forming or constituting any partnership, joint venture, merger or consolidation of Borrower and Lender for any purpose or in any respect.

     SECTION 12.  GENERAL

     12.1  Survival.   This Letter Agreement  shall  survive  the
making of the Loan and shall continue so long as any part of the Loan, or any extension or renewal thereof, remains outstanding.

     12.2 Discretionary Rights. All rights, powers and remedies granted Lender herein, or otherwise available to Lender, are for the sole benefit and protection of Lender, and Lender may exercise any such right, power or remedy at its option and in its sole and absolute discretion without any obligation to do so. In addition, if, under the terms hereof, Lender is given two or more alternative courses of action, Lender may elect any alternative or combination of alternatives, at its option and in its sole and absolute discretion. All monies advanced by Lender under the terms hereof and all amounts paid, suffered or incurred by Lender in exercising any authority granted herein, including reasonable attorneys' fees, shall be secured by the Security Documents, shall bear interest at the highest rate payable on the Loan until paid, and shall be due and payable by Borrower to Lender immediately without demand.

     12.3 Indemnity. Borrower shall indemnify and hold Lender harmless from and against all claims, costs, expenses, actions, suits, proceedings, losses, damages and liabilities of any kind whatsoever, including but not limited to attorneys' fees and expenses, arising out of any matter relating, directly or indirectly, to the Loan, to the ownership, development, construction, or sale of the Interests, whether resulting from internal disputes of Borrower, disputes between Borrower and any guarantor, or whether involving other third persons or entities, or out of any other matter whatsoever related to this Letter Agreement, the Security Documents, or any property encumbered thereby, but excluding any claim or liability which arises as the direct result of the gross negligence or willful misconduct of Lender. This indemnity provision shall continue in full force and effect and shall survive not only the making of the Loan and the Advances but shall also survive the repayment of the Loan and the performance of all of Borrower's other obligations hereunder.

     12.4 Joint and Several. If Borrower consists of more than one person or entity their liability shall be joint and several. The provisions hereof shall apply to the parties according to the context thereof and without regard to the number or gender of words or expressions used.

     12.5 Time of Essence. Time is expressly made of the essence of this Letter Agreement.

     12.6 Notices. All notices required or permitted to be given hereunder shall be in writing and may be given in person or by United States mail, by delivery service or by electronic transmission. Any notice directed to a party to this Letter Agreement shall become effective upon the earliest of the following: (i) actual receipt by that party; (ii) delivery to the designated address of that party, addressed to that party; or
(iii) if given by certified or registered United States mail, seventy-two (72) hours after deposit with the United States Postal Service, postage prepaid, addressed to that party at its designated address. The designated address of a party shall be the address of that party shown at the beginning of this Letter Agreement or such other address as that party, from time to time, may specify by notice to the other parties. Any notice to Lender shall be sent Attention:_____________________________________
________________________________________ and ___________________
_______________________________________________________________.
Any notice to Borrower under this Letter Agreement shall be sent simultaneously to_______________________________________________.

     12.7 Payment of Costs. Borrower shall pay all costs and expenses arising from the preparation of the Loan Documents, the closing of the Loan and the monitoring and administration of the Loan, including but not limited to title insurance premiums, other title company charges, recording and filing fees, costs of Uniform Commercial Code searches, Lender's attorneys' fees, Lender's processing and closing fees, Lender's inspection fees, appraisal and appraisal review fees, any intangible or recording taxes and any other charges that may be imposed on Lender as a direct result of this transaction.

     12.8 Severability. The illegality or unenforceability of any provision of this Letter Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Letter Agreement or any instrument or agreement required hereunder.

     12.9 Choice of Law. This Letter Agreement shall be governed by and construed according to the laws of the State of Colorado, without giving effect to conflict of laws principles.

     12.10 Successors. Except as otherwise provided herein, this Letter Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their successors and assigns.

     12.11 Headings. The headings or captions of sections and paragraphs in this Letter Agreement are for reference only, do not define or limit the provisions of such sections or paragraphs, and shall not affect the interpretation of this Letter Agreement.

     12.12 Counterparts. This Letter Agreement may be executed in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this Letter Agreement to physically form one document.

     12.13 JURY WAIVER. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THE
NOTE, THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN LENDER AND BORROWER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.


      [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


          Please indicate your agreement with the terms and provisions of this Letter Agreement by signing where indicated below and returning an executed original to the undersigned at the address set forth above.


                                   Sincerely,

                                   Hexagon Investments, LLC
                                   a  Colorado limited  liability company

                                   By: s/Brian Fleischmann
                                   Name: Brian Fleischmann
                                   Its: V.P.


     AGREED TO AND ACCEPTED THIS
     28th day of September, 2000

     DELTA PETROLEUM CORPORATION
     a Colorado corporation


     By:  s/Roger A. Parker
          Roger A. Parker, President


                 PLEDGE AND SECURITY AGREEMENT


          THIS  PLEDGE AND SECURITY AGREEMENT (this "Agreement"),
dated   as  of  September  28,  2000,  made  by  DELTA  PETROLEUM
CORPORATION,  a  Colorado corporation having  an  office  at  555
Seventeenth   Street,   Suite  3310,   Denver,   Colorado   80202
("Pledgor"), in favor of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company, having an office at ______________ _____________________________________________________ ("Pledgee").

                      W I T N E S S E T H:

          WHEREAS, Pledgor is acquiring certain interests in oil and gas properties (the "Interests") pursuant to, and identified as the "Interests" in, that certain Conveyance, Assignment and Bill of Sale (the "Assignment") dated _______________, 2000 by and among Castle Offshore, L.L.C., a Louisiana limited liability company, BWAB Limited Liability Company, a Colorado limited liability company, and Delta Petroleum Corporation, a Colorado corporation, a copy of which is attached hereto and incorporated herein as Exhibit A which is being executed and delivered in accordance with the terms of that certain Purchase and Sale Agreement (the "Purchase Agreement") dated August 4, 2000;

          WHEREAS,  Pledgor  is party to that certain  Promissory
Note in favor of Pledgee dated of even date herewith in the principal amount of One Million Four Hundred Eighty Five Thousand Four Hundred Eighty Five and No/100 Dollars ($1,485,485.00) (as amended, supplemented or modified from time to time, the "Note") together with certain other loan documents executed in connection therewith (the "Loan Documents");

          WHEREAS,   Pledgor  acknowledges  that,  without   this
Agreement, Pledgee would be unwilling to make the loan evidenced by the Note; and

          WHEREAS, to secure the obligations of Pledgor under the Note, Pledgor agrees to pledge and grant to Pledgee a security interest in (i) the Interests, (ii) any other interest in the underlying oil and gas properties (the "Properties") now owned or hereafter acquired by Pledgor and (iii) distributions, royalties or other payments to Pledgor in connection with or on account of either of the foregoing (each, a "Pledged Interest" and, collectively, the "Pledged Interests");

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, the parties hereto hereby covenant and agree as follows:

        Section 1. Pledge. Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Pledgee a lien on and first priority security interest in and to all right, title and interest of Pledgor in the Pledged Interests, all options and other rights, contractual or otherwise, in respect thereof, all products and proceeds thereof, and all rents, dividends, distributions, royalties, liquidation proceeds, cash, instruments and other property to which Pledgor is entitled with respect to (i.e., arising out of) the Pledged Interests, whether or not received by or otherwise distributed to Pledgor, whether such rents, dividends, royalties, distributions, liquidation proceeds, cash, instruments and other property are paid or distributed in respect of operating profits, sales, rents, royalties, exchanges, refinancing, condemnations or insured losses of the Properties or otherwise (collectively, the "Distributions") in respect of, on account of or in exchange for any or all of the Pledged Interests, and Pledgor's rights, remedies and benefits under the Purchase Agreement, the Assignment and any other agreements in connection with the Pledged Interests (collectively, the "Acquisition Agreements") all rights and powers of Pledgor arising under the Acquisition Agreements or under law; all rights, remedies, powers, privileges, security interests, liens, and claims of Pledgor for damages arising out of or for breach of or default under the Acquisition Agreements; and all increases and profits of any of the foregoing and all proceeds thereof. The security interests, rights, remedies and benefits of Pledgee granted by this Section 1 and all proceeds thereof are hereinafter collectively referred to as the "Pledged Collateral." Pledgor irrevocably and unconditionally waives all rights, if any, which may exist in its favor to purchase or acquire any of the Pledged Collateral to the extent the same may arise as a result of the pledge thereof effected hereby, or the acquisition or disposition thereof by Pledgee or any other person pursuant to the rights and remedies afforded Pledgee hereunder or under the Note or any exercise thereof.

 Section 2.     Security for Obligations.  This Agreement secures
(i) the prompt payment when due, whether at the respective stated maturity dates, by acceleration or otherwise, of all obligations and any other amounts due or to become due under the Note, whether for principal, interest, fees, expenses or otherwise, and (ii) any and all obligations of Pledgor now or hereafter existing under this Agreement (all such obligations being hereinafter collectively referred to as the "Obligations").

 Section 3. Delivery of Evidence of Pledge. At the request of Pledgee, Pledgor shall deliver to Pledgee (i) such Uniform Commercial Code (the "Code") financing statements, deeds of trust or other documents, executed by Pledgor and in a form ready for filing, as may be necessary or desirable to perfect and/or evidence the security interests in the Pledged Collateral granted to Pledgee pursuant to this Agreement, and (ii) satisfactory evidence to Pledgee in its sole discretion that all other filings, recordings, registrations and other actions Pledgee deems necessary or desirable to establish, preserve and perfect the security interests and other rights granted to Pledgee pursuant to this Agreement shall have been made.

  Section 4. Events of Default. The breach by Pledgor of any covenant, representation, warranty or obligation hereunder and/or the occurrence of any default and/or Event of Default under any other Loan Document shall constitute an "Event of Default" under this Agreement. Prior to the occurrence of an Event of Default, Pledgor shall be deemed to be the sole and exclusive owner of the Pledged Collateral, subject to the lien of Pledgee created hereby.

  Section 5.     Representations, Warranties and Covenants.
Pledgor represents and warrants to, and agrees with, Pledgee as follows:

Section 1.

          (1) Pledgor is a duly formed corporation under the laws of the State of Colorado, validly existing and in good standing under the laws of the State of Colorado, and has full power and authority to execute and deliver to Pledgee this Agreement, to own its properties and to perform the obligations and carry out the duties imposed upon Pledgor by this Agreement.

          (2) Pledgor is, and at all times will be, the only record and beneficial owner of the Pledged Collateral free and clear of any other interests, liens or encumbrances.

          The representations, warranties and covenants set forth in this Section 5 shall survive the execution and delivery of this Agreement.

  Section 6. Further Assurances. Pledgor agrees that at any time and from time to time Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Pledgee may request, in order to perfect and protect any security interest granted or purported to be granted or to enable Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

 Section 7.     Distributions.  Upon the occurrence of an Event of
Default:

          (1) All rights of Pledgor to receive Distributions and any and all proceeds arising from the Pledged Collateral (or any portion thereof) which Pledgor would otherwise be authorized to receive and retain shall cease, and all such rights shall thereupon become vested in Pledgee, who shall have the sole right to receive such Distributions and proceeds.

          (2) All Distributions and proceeds which are received by Pledgor contrary to the provisions of paragraph (a) of this Section 7 shall be received in trust for the benefit of Pledgee, shall be segregated from other funds of Pledgor and shall be forthwith paid over to Pledgee.

          (3) All Distributions received by Pledgor in a partial or total liquidation of the Properties shall, in the event that any of the Obligations remain outstanding at the time of such partial or total liquidation, be paid to Pledgee and applied by Pledgee to such outstanding Obligations.

  Section 8. Transfers and Other Liens; Additional Interests. Pledgor agrees, so long as any of the Obligations are outstanding, not to assign, transfer or convey any of its right, title and interest in any Pledged Collateral or create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any Pledged Collateral.

 Section 9. Appointment of Attorney-in-Fact. Pledgor hereby appoints Pledgee the attorney-in-fact for Pledgor, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all Distributions and any instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. Pledgor agrees that the foregoing power constitutes a power coupled with an interest which may not be revoked and which shall survive until all of the Obligations shall have been indefeasibly paid in full and satisfied, provided that except with respect to the execution and filing of the Uniform Commercial Code Financing Statements, the foregoing shall not be effective until the occurrence of an Event of Default.

 Section 10. Pledgee to Perform. If Pledgor fails to perform any agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor in accordance with Section 17 hereof.

 Section 11.    Remedies Upon Default.  Upon the occurrence of any
Event of Default:

 (1) Pledgee may, without any notice to Pledgor of the occurrence of such Event of Default, exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party under the Code or otherwise at law in effect at that time, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) business days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (2)  Pledgee may transfer all or any part of the Pledged
Collateral into Pledgee's name or the name of its nominee or nominees.

  (3) Any Pledged Collateral or proceeds thereof held by Pledgee as Pledged Collateral and all proceeds thereof received by Pledgee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, and/or then or at any time thereafter, be applied (after payment of any amounts payable to Pledgee pursuant to Section 14 hereof), in whole or in part by Pledgee for the benefit of Pledgor, against all or any part of the Obligations and in such order as Pledgee shall elect. Any surplus of such Pledged Collateral or proceeds thereof held by Pledgee and remaining after payment or satisfaction in full of all of the Obligations and the expenses referred to in Section 14 hereof shall be delivered or paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

 (4) Pledgee shall be entitled, without notice to Pledgor, to its rights as set forth in Section 7 hereof, and Pledgee shall be entitled to deliver such notices to third parties as shall be necessary or advisable to exercise such rights; however, the delivery of any such notice shall not be a requirement in connection with exercising the rights granted in Section 7 nor shall the failure to send such notices affect Pledgee's rights to the Distributions or otherwise hereunder.

 (5) Each right, power and remedy of Pledgee provided for in this Agreement or the Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall
be  in addition to every other such right, power or remedy.   The
exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or the Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

 Section 12. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTE SHALL BE BROUGHT, ONLY IN THE COURTS OF THE STATE OF COLORADO, DENVER COUNTY OR OF THE UNITED STATES OF AMERICA FOR THE DISTRICT IN WHICH THE COUNTY IS LOCATED. PLEDGOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS AS SET FORTH ABOVE. PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE NOTE BROUGHT IN THE COURTS REFERRED TO ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF PLEDGEE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY OTHER JURISDICTION.

  Section 13. Jury Trial Waiver. EACH OF PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR THE NOTE, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF PLEDGOR OR PLEDGEE RELATING TO THE LOAN. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PLEDGEE ENTERING INTO THIS AGREEMENT.

     Section 14. Expenses. Upon demand, Pledgor will pay to Pledgee the amount of any and all expenses, including the reasonable fees and expenses of Pledgee's counsel and of any experts and agents, which Pledgee may incur in connection with
(i) the sale of, collection from, or other realization upon, any of the Pledged Collateral, (ii) the exercise or enforcement of any of Pledgee's rights hereunder, or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

 Section 15. Amendments, Waivers, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 16. Notices. All notices, demands, requests, consents, approvals, and other communications (collectively "Notices"), required or permitted to be given hereunder, shall be in writing and sent by (i) hand delivery, (ii) facsimile (or similar device), (iii) registered or certified mail, postage prepaid, return receipt requested; or (iv) special delivery service (e.g., Federal Express, DHL, UPS, etc.); addressed to the Person to be so notified as follows:

  If to Pledgee:    Hexagon Investments, LLC
                    _______________________
                    _______________________
                    Attention: ____________
                    Facsimile:_____________

  with copies to:   Brownstein Hyatt & Farber, P.C.
                    _______________________
                    _______________________
                    Attn: _________________
                    Fax No.: ______________

  If to Pledgor:    Delta Petroleum Corporation
                    555 17th Street, Suite 3300
                    Denver, Colorado 80202
                    Attention: Roger Parker
                    Fax No.: (303) 298-8251

 with a copy to:    __________________________________
                    __________________________________
                    __________________________________
                    __________________________________
                    Attn:______________________________
                    Fax No.: __________________________

Each Notice sent in accordance with the requirements of this section shall be deemed effectively given upon actual receipt. Each person designated herein to receive any Notice or a copy thereof may change the address at which, or the person to whom, Notice or a copy thereof is to be delivered, by Notice given in accordance with the requirements of this section.

    Section 17. Continuing Security Interest; Transfer. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the indefeasible payment or satisfaction in full of the Obligations, (ii) be binding upon Pledgor, its permitted transferees, representatives, successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its permitted transferees, representatives, successors and assigns. Without limiting the generality of the foregoing clause (iii), Pledgee may assign or otherwise transfer this Agreement together with the Pledged Collateral, the Note and any other Obligations to any other persons, and such other persons shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the indefeasible payment or satisfaction in full of the Obligations, (x) Pledgor shall be entitled to the return, upon its request and at its expense, of such portion of the Pledged Collateral as shall not have been sold or otherwise applied or forfeited pursuant to the terms hereof, and (y) this Agreement shall be of no further force or effect.

 Section 18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

   Section 19. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado (without giving effect to principles of conflicts of law). Unless otherwise defined herein, terms defined in Article 9 of the Code are used herein as therein defined.

  Section 20. Recitals. The Recitals at the beginning of this Agreement are hereby incorporated into the substantive provisions of this Agreement.

  Section 21.    Counterparts.  This Agreement may be executed in
multiple   counterparts,  each  of  which  shall  constitute   an
original,  and  together  shall  constitute  one  and  the   same
agreement.

          IN  WITNESS WHEREOF, Pledgor has caused this  Agreement
to   be   executed   and   delivered  by  its   duly   authorized
representatives as of the date first set forth above.

                         PLEDGEE:

                         DELTA PETROLEUM CORPORATION, a Colorado corporation

                         By: s/Roger A. Parker
                         Name: Roger A. Parker
                         Title: President

                         PLEDGOR:

                         HEXAGON INVESTMENTS, LLC, a Colorado
                         limited liability company

                         By: s/Brian Fleischmann
                         Name: Brian Fleischmann
                         Title: V.P.


                       GUARANTY AGREEMENT


     THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), is made as of September 28, 2000, by Roger A. Parker ("Parker") and Aleron H. Larson, Jr. ("Larson") jointly and severally (Parker and Larson are individually and collectively referred to herein as the "Guarantors"), each of whose address is 555 17th Street, Suite 3310, Denver, Colorado 80202, for the benefit of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company ("Hexagon"), whose address is ________________________________.

                      W I T N E S S E T H:

     WHEREAS,  Hexagon  has  made a loan (the  "Loan")  to  Delta
Petroleum  Corporation,  a  Colorado  corporation  ("Maker"),  as evidenced by that certain Promissory Note in the amount of $1,485,485.00 of even date herewith from Maker payable to the order of  Hexagon (the "Note"), that certain Letter Agreement  of  even date  herewith, this Guaranty Agreement and any other  instrument or  documents now or hereafter evidencing, guaranteeing, securing
or   relating   to  the  indebtedness  evidenced  by   the   Note
(hereinafter  collectively referred to as the "Loan  Documents");
and

     WHEREAS, each Guarantor are each a director, officer and/or significant shareholder of Maker and each believes he shall substantially benefit, directly or indirectly, from the making of the Loan; and

     WHEREAS, as a condition of making the Loan, Hexagon has required the Guarantors to jointly and severally guarantee to Hexagon the obligations of Maker under the Loan Documents, and certain other items as herein set forth.

     NOW, THEREFORE, in order to induce Hexagon to make the Loan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby jointly and severally covenants and agrees as follows:

     1. Each Guarantor irrevocably, unconditionally, jointly and severally fully guarantees the due, prompt and complete performance of each and every one of the following obligations:
(a) the payment and performance by Maker of each and every obligation of Maker under the Note and the other Loan Documents to which it is a party; and (b) the due, prompt and complete payment of all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred by Hexagon in collection or enforcement of this Guaranty Agreement against the Guarantors (the obligations described in this Paragraph 1 are hereinafter collectively referred to as the "Indebtedness").

     2. Each Guarantor hereby grants to Hexagon, in the absolute discretion of Hexagon, and without notice to any Guarantor, the power and authority to deal in any lawful manner with the Indebtedness and the other obligations guaranteed hereby, and without limiting the generality of the foregoing, the further power and authority, from time to time:

          (a)   to  renew,  compromise,  extend,  accelerate   or
otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness;

          (b) to modify or to waive any of the terms of the obligations guaranteed hereby;

          (c)   to take and hold security for the payment of  the
Indebtedness   and/or  performance  of  the   other   obligations
guaranteed hereby and to impair, exhaust, exchange, enforce, waive or release any such security;

          (d) to direct the order or manner of sale of any such security as Hexagon, in its discretion, may determine;

          (e) to grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations guaranteed hereby; and

          (f)  to release or waive rights against any one or more
Guarantors without releasing or waiving any rights against any other Guarantor.

The liability of each Guarantor hereunder shall not be affected, impaired or reduced in any way by any action taken by Hexagon under the foregoing provisions or any other provision hereof, or by any delay, failure or refusal of Hexagon to exercise any right or remedy it may have against Maker or any other person, firm or corporation, including other guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

     3. The Guarantors agree that if any of the Indebtedness is not fully and timely paid or performed according to the tenor thereof, whether by acceleration or otherwise, the Guarantors shall immediately upon receipt of written demand therefor from Hexagon pay all of the Indebtedness hereby guaranteed in like manner as if the Indebtedness constituted the direct and primary obligation of the Guarantors. The Guarantors shall not have any right of subrogation as a result of any payment hereunder or any other payment made by the Guarantors or a Guarantor on account of the Indebtedness, and each Guarantor hereby waives, releases and relinquishes any claim based on any right of subrogation, any claim for unjust enrichment or any other theory that would entitle a Guarantor to a claim against Maker based on any payment made hereunder or otherwise on account of the Indebtedness until Hexagon is paid in full.

     4. This Guaranty Agreement and the obligations of the Guarantors hereunder shall be continuing and irrevocable until the Indebtedness has been satisfied in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by Hexagon from Maker or a Guarantor under or with respect to this Guaranty Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference or fraudulent transfer under insolvency, bankruptcy or reorganization laws), then Guarantors' obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by Hexagon, and Guarantors'
obligations hereunder shall continue to be effective or be reinstated as to such payment, all as though such previous payment to Hexagon had never been made. The provisions of the foregoing sentence shall survive termination of this Guaranty Agreement, and shall remain a valid and binding obligation of each Guarantor until satisfied.

     5. Each Guarantor hereby waives notice of acceptance of this Guaranty Agreement by Hexagon and this Guaranty Agreement shall immediately be binding upon each Guarantor. Any Guarantor who executes this Guaranty Agreement shall be fully bound hereby regardless of whether or not any other Guarantor subsequently executes this Guaranty Agreement.

     6. Each Guarantor hereby waives and agrees not to assert or take advantage of:

          (a) any right to require Maker to proceed against any other person or to proceed against or exhaust any security held by Maker at any time or to pursue any other remedy in Maker's power before proceeding against any one or more Guarantors hereunder;

          (b) any right to require Hexagon to proceed against Maker or any other person or to proceed against or exhaust any security held by Hexagon at any time or to pursue any other remedy in Hexagon's power before proceeding against any one or more Guarantors hereunder;

          (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Hexagon to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (d) demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Hexagon or any endorser or creditor of Hexagon or any Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Hexagon or in connection with the Indebtedness;

          (e) any election by Hexagon to exercise any right or remedy it may have against Maker or any security held by Hexagon, including, without limitation, the right to foreclose upon any such security by judicial or non-judicial sale, without affecting or impairing in any way the liability of Guarantors hereunder, except to the extent the indebtedness has been paid, and the
Guarantors waive any default arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantors against Maker or any such security whether resulting from such election by Hexagon or otherwise. The Guarantors understand that if all or any part of the liability of Maker to Hexagon for the Indebtedness is secured by real property the Guarantors shall be liable for the full amount of their liability hereunder, notwithstanding foreclosure on such real property by trustee sale or any other reason impairing the Guarantors' right to proceed against Maker; and

          (f) all duty or obligation on the part of Hexagon to perfect, protect, not impair, retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby.

     7. All existing and future indebtedness of Maker to the Guarantors or to any person controlled or owned in whole or in part by any of the Guarantors and, the right of the Guarantors to withdraw or to cause or permit any person controlled or owned in whole or in part by any of the Guarantors to withdraw any capital invested by any Guarantor in Maker, is hereby subordinated to the Indebtedness at any time after a default exists under the Indebtedness. Furthermore, without the prior written consent of Hexagon, such subordinated indebtedness shall not be paid and such capital shall not be withdrawn in whole or in part nor shall any Guarantor accept or cause or permit any person controlled or owned in whole or in part by a Guarantor to accept any payment of or on account of any such subordinated indebtedness or as a withdrawal of capital at any time after a default exists under the Indebtedness. Any payment received by the Guarantors in violation of this Guaranty Agreement shall be received by the person to whom paid in trust for Hexagon, and Guarantors shall cause the same to be paid to Hexagon immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of the Guarantors under this Guaranty Agreement.

     8. The amount of each Guarantor's liability and all rights, powers and remedies of Hexagon hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Hexagon under any document or agreement relating in any way to the terms and provisions hereof or otherwise by law. With respect to each Guarantor, this Guaranty Agreement is in addition to and exclusive of the guaranty of any other Guarantor executing this Guaranty Agreement or any other person or entity which guarantees the Indebtedness and/or the other obligations guaranteed hereby.

     9. The liability of each Guarantor under this Guaranty Agreement shall be an absolute, direct, immediate and unconditional guarantee of payment and not of collectability. The obligations of each Guarantor hereunder are independent of the obligations of Maker or any other party which may be initially or otherwise responsible for performance or payment of the obligations hereunder guaranteed and each other Guarantor, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against any one or more Guarantors, whether or not Maker is joined therein or a separate action or actions are brought against Maker. Hexagon may maintain successive actions for other defaults. Hexagon's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full.

     10. The Guarantors hereby agree to pay to Hexagon, upon demand, reasonable attorneys' fees and all costs and other expenses which Hexagon expends or incurs in collecting or compromising the Indebtedness or in enforcing this Guaranty Agreement against each Guarantor whether or not suit is filed, including, without limitation, all costs, attorneys' fees and expenses incurred by Hexagon in connection with any insolvency, bankruptcy, reorganization, arrangement or other similar proceedings involving a Guarantor which in any way affect the exercise by Hexagon of its rights and remedies hereunder. Any and all such costs, attorneys' fees and expenses not so paid shall bear interest at an annual interest rate equal to the lesser of (i) 18%, or (ii) the highest rate permitted by applicable law, from the date incurred by Hexagon until paid by the Guarantors.

     11.   Should  any  one or more provisions of  this  Guaranty
Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     12. No provision of this Guaranty Agreement or right of Hexagon hereunder can be waived nor can any Guarantor be released from such Guarantor's obligations hereunder except by a writing duly executed by Hexagon. This Guaranty Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by Hexagon.

     13. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever.

     14. If any or all of the Indebtedness is assigned by Hexagon, this Guaranty Agreement shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned, each Guarantor shall be bound as set forth herein to the assignee(s) without in any manner affecting such Guarantor's liability hereunder for any part of the Indebtedness retained by such Hexagon.

     15.    Parker's   Social  Security  Number  is_____________.
Larson's Social Security Number is ___________________.

     16.   This Guaranty Agreement shall inure to the benefit  of
and   bind  the  heirs,  legal  representatives,  administrators, executors, successors and assigns of Hexagon and Guarantors.

     17. This Guaranty Agreement shall be governed by and construed in accordance with the laws of the State of Colorado without regard to principles of conflicts of law. In any action brought under or arising out of this Guaranty Agreement, each Guarantor hereby consents to the jurisdiction of any competent court within the City & County of Denver, Colorado and consents to service of process by any means authorized by the laws of such State. Except as provided in any other written agreement now or at any time hereafter in force between Hexagon and any Guarantor, this Guaranty Agreement shall constitute the entire agreement of Guarantors with Hexagon with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Hexagon or any Guarantor unless expressed herein or in a writing signed by Guarantors and Hexagon.

     18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with Federal Express for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

          Hexagon:       ________________________
                         ________________________
                         Attention:______________
                         Telephone:______________

     With a copy to:     ________________________
                         ________________________
                         ________________________
                         Telephone:______________

     Guarantor:          Roger A. Parker
                         555 17th Street, Suite 3310
                         Denver, Colorado 80202

     Guarantor:          Aleron H. Larson, Jr.
                         555 17th Street, Suite 3310
                         Denver, Colorado 80202

     With a copy to:     __________________________
                         __________________________
                         __________________________

     All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with Federal Express or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with Federal Express or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with Federal Express or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     19. Each Guarantor hereby agrees that this Guaranty Agreement, the Indebtedness and all other obligations guaranteed hereby, shall remain in full force and effect at all times hereafter until paid and/or performed in full notwithstanding any action or undertakings by, or against, Hexagon, any Guarantor, and/or any member in Hexagon in any proceeding in the United States Bankruptcy Court, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by Hexagon pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time to time.

     20. This Guaranty Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Guaranty Agreement may be detached from any counterpart of this Guaranty Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Guaranty Agreement identical in form hereto but having attached to it one or more additional signature pages. Execution by any Guarantor shall bind such Guarantor regardless of whether any one or more other Guarantors execute this Guaranty Agreement.


          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


     IN WITNESS WHEREOF, the undersigned Guarantors have executed this Guaranty Agreement as of the day and year first above written.

                              GUARANTORS:

                              s/Roger A. Parker
                              Roger A. Parker


                              s/Aleron H. Larson, Jr.
                              Aleron H. Larson, Jr.


STATE OF COLORADO             )
                              )  ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 28th day of September, 2000, by Roger A. Parker.

     Witness my hand and notarial seal.

     My commission expires: 5-18-01

[SEAL]                             s/Sheryl K. Shelton
                                      Notary Public


STATE OF COLORADO             )
                              )  ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 28th day of September, 2000, by Aleron H. Larson, Jr.

     Witness my hand and notarial seal.

     My commission expires: 5/18/01

[SEAL]
                             s/Sheryl K. Shelton
                              Notary Public


                         PROMISSORY NOTE


$1,485,485.00                                  September 28, 2000
                                                 Denver, Colorado

     FOR VALUE RECEIVED, the undersigned DELTA PETROLEUM CORPORATION, a Colorado corporation ("Maker"), whose address is 555 17th Street, Suite 3310, Denver, Colorado 80202, promises to pay to the order of HEXAGON INVESTMENTS, LLC, a Colorado limited liability company ("Holder"), whose address is _________________ ______________________________________________, or at such other address as Holder may from time to time designate, the principal sum of One Million Four Hundred Eighty Five Thousand Four Hundred Eighty Five and No/100 Dollars ($1,485,485.00), or so much thereof as may be advanced by Holder hereunder and remain unpaid from time to time, together with interest on said principal sum or such part thereof disbursed by Holder, from the date of each disbursement made by Holder until repaid in full, at the rate and at the times set forth below. The loan evidenced by this Promissory Note (the "Note") is not a revolving loan and, therefore, Maker may not borrow, repay and reborrow the principal indebtedness evidenced hereby.

     1. Definitions. As used herein, the following terms shall have the indicated meanings (definitions appear in alphabetical order and defined terms used within definitions are defined either above or in the appropriate alphabetical place within this Paragraph 1):

          (a) Default Fee. An amount equal to one percent (1%) of the outstanding principal balance and all accrued but unpaid interest and fees due hereunder, including, without limitation, any previously assessed Default Fee(s).

          (b) Guaranty Agreement. That certain Guaranty Agreement dated of even date herewith executed jointly and severally by Roger A. Parker and Aleron H. Larson Jr. for the benefit of
Holder.

          (c) Loan Documents. Collectively, all documents and instruments now or hereafter evidencing, securing, guaranteeing and/or relating to the indebtedness evidenced by this Note, as the same may be amended or replaced from time to time hereafter, including, without limitation, this Note, that certain Letter Agreement dated contemporaneously herewith, and the Guaranty Agreement.

          (d)       Maturity Date.  October 30, 2000.

          (e) Maximum Rate. The maximum non-usurious rate of interest per annum permitted by whichever of applicable United States federal law or Colorado law permits the higher interest rate, including, to the extent permitted by such applicable law, any amendments thereof or any new law hereafter coming into effect to the extent a higher maximum non-usurious rate of interest is permitted thereby. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that the aggregate of all interest does not exceed the maximum non_usurious amount permitted by applicable law.

          (f)  Note.  This Promissory Note.

     2. Interest Rate. The outstanding principal balance of this Note shall bear interest, from the date of each disbursement of the loan proceeds made by Holder until repaid in full, at a rate per annum at all times equal to fifteen percent (15%). Interest shall accrue and compound monthly on the outstanding principal balance of this Note. Interest on the principal balance of this Note shall be due and payable on the Maturity
Date.

     3. Accrual of Interest. Unless the due date of this Note is accelerated upon the occurrence of an Event of Default (as hereinafter defined), no payment of principal or interest shall be due hereunder until the Maturity Date, when the outstanding principal balance of this Note, together with all accrued interest thereon and any other sums due under this Note, shall be immediately due and payable.

     4. Payment of Interest. All amounts due hereunder shall be payable in lawful money of the United States of America.
Accrued interest and any fees incurred by Borrower hereunder shall bear interest at the same rate as the principal of this Note.

     5. Prepayment. Maker may prepay this Note upon ten (10) days' prior written notice to Holder without premium. Maker shall not be entitled to reborrow any amounts prepaid hereunder.

     6.        Time.  Time is of the essence hereof.

     7. Events of Default. At the option of Holder, the payment of all principal, any interest accrued thereon and any other sums then due and payable under the provisions of this Note will be accelerated and such principal, interest and such other sums shall be immediately due and payable without notice or demand upon the earlier to occur of any of the following events (an "Event of Default"):

          (a) the failure of Maker to pay any amounts hereunder or under any other Loan Document when due, subject to any applicable grace or cure period set forth herein or in such other Loan
Document;

          (b) any other default hereunder or under any other Loan Document, including, without limitation, any Event of Default set forth in any other Loan Document, not cured within any applicable grace period;

          (c) the filing by Maker, any guarantor of the obligations represented by this Note, or any Affiliate of Maker or any such guarantor of a voluntary petition in bankruptcy; the commencement of a bankruptcy or insolvency proceeding against any such party
(unless stayed or dismissed within 30 days); the filing by any such party of an assignment for the benefit of creditors; or the attachment, execution or judicial seizure, whether by enforcement of money judgment, writ or warrant of attachment or any other process, of all or substantially all of the assets of Maker or such party which is not released within sixty (60) days after such action; and

     8. Default Fee. Upon (i) the failure of the Maker to satisfy in full its payment obligations hereunder on or before the Maturity Date or (ii) an Event of Default, and on every thirtieth (30th) day thereafter, a Default Fee shall be assessed against the Maker and shall be due and owing to Holder hereunder; provided, however, as to any given Event of Default no further assessments of Default Fee shall be made once such Event of Default is cured to the satisfaction of Lender. Any assessment of a Default Fee shall accrue interest hereunder from the date assessed as though it was included in the principal amount due hereunder. Notwithstanding anything in this Section 8 to the contrary, in the event the Default Fee, together with the interest accruing hereunder, exceed the Maximum Rate, the Default Fee shall not be assessed and any unpaid principal and/or other amounts due hereunder shall instead bear interest at the Maximum Rate.

     9. Release. Each Maker, endorser, cosigner and guarantor of this Note hereby expressly grants to Holder the right to release or to agree not to sue any other person, or to suspend the right to enforce this Note against such other person or to otherwise discharge such person; and each such Maker, endorser, cosigner and guarantor hereby agrees that the exercise of such rights by Holder shall have no effect on the liability of any other person, primarily or secondarily liable hereunder.

     10. Waivers. Maker, for itself and its legal representatives, successors and assigns, expressly waives presentment, protest, demand, notice of dishonor, notice of nonpayment, notice of maturity, notice of protest, presentment for the purposes of accelerating the maturity, and diligence in collection, and consents that Holder may extend the time for payment or otherwise modify the terms of payment of any part or the whole of the debt evidenced hereby.

     11. Attorneys' Fees. If Holder employs counsel to collect this Note or otherwise to exercise its remedies, including without limitation filing a claim in connection with any bankruptcy or insolvency proceedings, Maker shall pay the reasonable fees, costs and expenses of Holder, including without limitation attorneys' fees, whether or not suit is brought.

     12. Limitations on Interest. This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the principal balance at a rate which could subject Holder to either civil or criminal liability as a result of being in excess of the Maximum ate which Maker is permitted by law to contract or agree to pay. If by the terms of this Note Maker is at any time required or obligated to pay interest on the principal balance at a rate in excess of such Maximum Rate, the rate of interest under this Note shall be deemed to be immediately reduced to such Maximum Rate and interest payable hereunder shall be computed at such Maximum
Rate.

     13. Notice. Whenever any party hereto shall desire to, or be required to, give or serve any notice, demand, request or other communication with respect to this Note, each such notice, demand, request or communication shall be in writing and shall be effective only if the same is delivered by personal service (including, without limitation, courier or express service) or mailed certified or registered mail, postage prepaid, return receipt requested, or sent by telegram or facsimile transmission with confirmation of receipt, to the parties at the addresses shown throughout this Note or such other addresses which the parties may provide to one another in accordance herewith. If notice is sent to Holder, a copy of such notice shall also be given to Steven C. Demby, Esq., Brownstein Hyatt & Farber, P.C.,
410 17th Street, Suite 2222, Denver, Colorado 80202. If notice is sent to Maker, a copy of such notice shall also be given to Roger A. Parker, c/o Delta Petroleum Corporation, 555 17th
Street, Suite 3310, Denver, Colorado 80202. Notice delivered personally will be effective upon delivery to an authorized representative of the party at the designated address; notices sent by mail in accordance with the above paragraph will be effective upon execution by the addressee of the Return Receipt. Notices delivered via facsimile will be effective upon confirmation of receipt.

     14. Recourse Obligation. This Note is specifically a full recourse obligation, and nothing herein contained shall be construed to prevent Holder from proceeding personally against Maker under this Note.

     15. Business Purpose. Maker certifies that this loan is obtained for business or commercial purposes and that the proceeds thereof will not be used primarily for personal, family, household or agricultural purposes.

     16. Representations and Warranties. Maker makes the following representations and warranties, which shall be deemed to be continuing representations and warranties in favor of Holder, and covenants and agrees to perform all acts necessary to maintain the truth and correctness, in all material respects, of the following:

          (a) Maker's Employer Identification Number is: 84-1060803 and its principal place of business is 555 17th Street, Suite
3310, Denver, Colorado 80202.

          (b) Maker agrees that it shall not, without prior written notification to Holder, move or otherwise change its principal place of business.

     17. CHOICE OF LAW. THIS NOTE WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE PARTIES FURTHER AGREE THAT IN THE EVENT OF DEFAULT, THIS NOTE MAY BE ENFORCED IN ANY COURT OF COMPETENT JURISDICTION IN THE STATE OF COLORADO AND THEY DO HEREBY SUBMIT TO THE JURISDICTION OF ANY AND ALL SUCH COURTS REGARDLESS OF THEIR RESIDENCE OF WHERE THIS NOTE OR ANY ENDORSEMENT HEREOF MAY BE EXECUTED.

     18. WAIVER OF TRIAL BY JURY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND ACKNOWLEDGING THAT THE CONSEQUENCES OF SAID WAIVER ARE FULLY UNDERSTOOD, MAKER HEREBY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY, THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS, ANY CLAIM OF LACHES AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION IN ANY ACTION OR PROCEEDING INSTITUTED AGAINST MAKER OR ANY OTHER PERSON LIABLE ON THIS NOTE. MAKER ACKNOWLEDGES AND AGREES THAT HOLDER SHALL HAVE ALL RIGHTS OF A THIRD PARTY CREDITOR WITH RESPECT TO THIS NOTE, AND MAKER WAIVES AND RELEASES FOR ITSELF ALL CLAIMS TO THE CONTRARY.

SIGNATURE PAGE TO THAT CERTAIN PROMISSORY NOTE GIVEN BY DELTA
PETROLEUM CORPORATION, A COLORADO CORPORATION, TO HEXAGON
INVESTMENTS, LLC, A COLORADO LIMITED LIABILITY COMPANY

     EXECUTED as of the date set forth above.

                              DELTA PETROLEUM CORPORATION,
                              a Colorado corporation


                             By:s/Roger A. Parker
                              Roger A. Parker, President




STATE OF COLORADO             )
                              ) ss.
COUNTY OF DENVER              )

     The foregoing instrument was acknowledged before me this 28th day of September, 2000, by Roger A. Parker as President of
Delta Petroleum Corporation.

     Witness my hand and notarial seal.

     My commission expires: 5-18-01

[SEAL]
                              s/Sheryl K. Shelton
                              Notary Public